UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  May 5, 2005

                               Mitek Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-15235                                          87-0418827
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(Commission File Number)                       (IRS Employer Identification No.)


14145 Danielson Street, Suite B, Poway, CA                         92064
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 (Address of Principal Executive Offices)                        (Zip Code)

                                 (858) 513-4600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02         Unregistered Sales of Equity Securities.

On May 5, 2005, Mitek Systems, Inc. and the John H. Harland Company closed the second and final round of a sale of Mitek's common stock and warrants pursuant to the previously disclosed Securities Purchase Agreement entered into between Mitek and Harland on February 22, 2005. In this second round, Harland acquired 1,071,428 shares of Mitek's common stock and 160,714 Mitek warrants for a purchase price of $750,000. Each warrant is exerciseable for a period of seven years at a price of $.70 subject to certain adjustments.

Under the Securities Purchase Agreement, Mitek agreed to sell to Harland in two closing rounds up to 2,142,856 shares of its authorized and unissued common stock and up to 321,428 warrants to purchase common stock for an aggregate purchase price of $1,500,000.

In the first closing round, one-half of the aggregate shares under the Securities Purchase Agreement and one-half of the agreggate warrants under the Securities Purchase Agreement were acquired for a purchase price of $750,000 on February 22, 2005. In the second closing round, one-half of the aggregate shares under the Securities Purchase Agreement and one-half of the agreggate warrants Securities Purchase Agreement were acquired for a purchase price of $750,000 on May 5, 2005.

In order for the second closing round to occur, various closing conditions had to be satisfied, including the amendment of Mitek's Certificate of Incorporation to increase the authorized number of shares of its common stock from 20,000,000 shares to at least 30,000,000. On May 4, 2005, Mitek held a special stockholders meeting at which its stockholders approved an amendment to Mitek's Certificate of Incorporation to increase its authorized number of shares of its common stock to 40,000,000.

The purchase price for the common stock and warrants was payable in cash. There were no underwriting discounts or commissions incurred in connection with the sale. Mitek intends to use the net proceeds from the sale for working capital purposes.

The common stock and warrants were sold without registration. Mitek has relied upon the exemption for a private placement transaction under Rule 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. There is no agreement currently in place that requires Mitek to register the common stock or the common stock underlying the warrants.

In connection with the sale, Mitek has granted Harland board observation rights for as long as Harland continues to hold at least 20% of the shares of common stock it purchases under the Securities Purchase Agreement together with the shares of common stock issuable upon exercise of the warrants.


Item 9.01         Financial Statements and Exhibits.

Item 9.01(c)      Exhibits

   Exhibit 4.1 Securities Purchase Agreement and Form of Warrant, incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 22, 2005, as filed February 23, 2005.

   Exhibit 99.1   Press Release of the Company dated May 10, 2005.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MITEK SYSTEMS, INC.



Date: May 10, 2005                      By:   /s/ James B. DeBello
                                           ---------------------------
                                           James B. DeBello
                                           President and Chief Executive Officer



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